Other Assets	12 Months Ended
Dec. 31, 2012
Other Assets [Abstract]
Other Assets

12. Other assets

Other assets consist of the following at December 31:

	2011	2012
Debt issuance costs	$148,675	$133,352
Other tangible fixed assets	3,802	2,482
Receivables from aircraft manufacturer	12,990	8,203
Prepaid expenses	4,601	4,690
Other receivables	11,291	9,124
	$181,359	$157,851

Amortization of debt issuance costs was $26,410, $33,001 and $50,989 for the years ended December 31, 2010, 2011 and 2012 respectively. The higher amortization in 2012 was due mostly to the early repayment of secured loans during the year. The unamortized debt issuance costs at December 31, 2012 amortize annually from 2013 through 2024.